UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive Suite 2900 Chicago, Illinois			60601
(Address of principal executive offices)			(Zip code)

Sheldon R. Stein or Erik D. Ojala 200 East Randolph Drive Suite 2900 Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to:

Arthur Don Seyfarth Shaw LLP 55 East Monroe Street Suite 4200 Chicago, Illinois 60603

Registrant’s telephone number, including area code:		(312) 726-0140

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2005

Explanatory note: This filing on Form N-CSR is for Ariel Focus Fund, a series of Ariel Investment Trust.  Reports for Ariel Fund and Ariel Appreciation Fund, the remaining series of the Ariel Investment Trust, may be found in additional filings on Form N-CSR with the Securities and Exchange Commission.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1)

Ariel Focus Fund Annual Report

September 30, 2005

Investing in mid-cap stocks is more risky and more volatile than investing in large cap stocks. All performance assumes reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800-292-7435.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

Investors should consider carefully the investment objectives, potential risks, management fees, and charges and expenses before investing. For a current prospectus which contains this and other information, call 800-292-7435. Please read it carefully before investing or sending money. ©November 2005, Ariel Distributors, Inc., 200 East Randolph Drive, Chicago, IL 60601.

Ariel Investment Trust

P.O. Box 219121

Kansas City, Missouri 64121-9121

800-292-7435

arielmutualfunds.com

Ariel Focus Fund	ARFFX

Management Discussion

Q:           How did Ariel Focus Fund perform against its benchmark?

A:            Ariel Focus Fund was launched on June 30, 2005. During the quarter ended September 30, 2005, the Fund gained +2.30%. By comparison, its benchmark, the Russell 1000 Value Index, increased +3.88% for the same period.

Q:           What drove Ariel Focus Fund’s performance?

A:            Commodity stocks and energy-related holdings have led the market over the past two years. We consciously avoid these types of securities because we believe they are volatile and unpredictable. As such, our lack of energy exposure dampened the Fund’s performance for its inaugural quarter.

During the three months ended September 30, 2005, the Fund’s automotive related holdings boosted performance. Specifically, Toyota Motor Corp. (NYSE: TM) added momentum due to the popularity of its hybrid operations as well as the company’s ability to raise prices despite a weak auto market. Johnson Controls, Inc. (NYSE: JCI) benefited from investors’ positive response to its acquisition of York International Corp. The addition is expected to diversify the company’s revenue streams and increase cross-selling opportunities.

Some of Ariel Focus Fund’s initial gains were offset by weaker results of a few holdings. For example, H&R Block, Inc. (NYSE: HRB) fell due to weaker-than-expected earnings, largely driven by rapid expansion of its tax offices.

Q:           What stocks did Ariel Focus Fund buy or sell during the quarter?

A:            The majority of the Fund’s holdings are companies we already own in other products. We also added nine new ideas to Ariel Focus Fund: Boston Scientific Corp. (NYSE: BSX), a manufacturer of innovative medical devices; Citigroup Inc. (NYSE: C), a global financial services company; Gap Inc.  (NYSE: GPS), a well-known clothing retailer; International Business Machines Corp. (NYSE: IBM), a computer products and technology solutions giant; JPMorgan Chase & Co. (NYSE: JPM) and Morgan Stanley (NYSE: MWD) two leading global financial services firms; Pfizer Inc (NYSE: PFE), a global provider of prescription medicine; Toyota Motor Corp. (NYSE: TM), Japan’s leading car maker; and Wal-Mart Stores, Inc. (NYSE: WMT), the world’s largest retail store.

We sold the Fund’s shares in Northern Trust Corp. (NASDAQ: NTRS), as well as those in auction house, Sotheby’s Holdings, Inc. (NYSE: BID) to take advantage of other compelling investment opportunities. Additionally, we exited IMS Health Inc. (NYSE: RX), a provider of pharmaceutical market intelligence, when its stock price rose on news of its acquisition. (Note: Since September 30, 2005, we have repurchased shares of IMS Health because its stock price dipped due to speculation the transaction may not close.)

800-292-7435

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

About the Fund

Ariel Focus Fund seeks long-tem capital appreciation by investing in undervalued companies in consistent industries that show strong potential for growth. The Fund looks for issuers that provide quality products or services. To capture anticipated growth, the Fund holds investments for a relatively long period—usually two to five years. The Fund invests primarily in companies with market capitalizations generally in excess of $10 billion at the time of initial purchase. Ariel Focus Fund is a non-diversified fund, which means it is not limited under the Investment Company Act of 1940 to a percentage of assets it may invest in any one company. The Fund may own as few as 12 securities, but generally will hold 20 securities in its portfolio.

Composition of Equity Holdings

		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index

Consumer Discretionary & Services	48.3%	8.8%	12.2%

Financial Services	20.1%	35.2%	21.1%

Health Care	17.2%	6.6%	12.9%

Autos & Transportation	5.6%	2.2%	2.3%

Other	4.7%	2.5%	5.0%

Technology	4.1%	4.8%	13.8%

Utilities	0.0%	13.1%	7.4%

Integrated Oils	0.0%	11.5%	6.5%

Consumer Staples	0.0%	4.9%	7.5%

Materials & Processing	0.0%	4.6%	3.3%

Other Energy	0.0%	3.8%	3.7%

Producer Durables	0.0%	2.0%	4.3%

†      Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	92.1%
Cash & Other	7.9%

Average Annual Total Returns as of Sept. 30, 2005 (assumes reinvestment of dividends and capital gains)*

Life of Fund
Ariel Focus Fund	+2.30%
Russell 1000 Value Index	+3.23%
S&P 500 Index	+2.87%

Past performance does not guarantee future results.

Top Ten Holdings

1	Accenture Ltd
Information and technology consultant

2	Hewitt Associates, Inc.
Human resources outsourcing and consulting firm

3	Pfizer Inc
Pharmaceutical company

4	Tribune Co.
Publishing and broadcasting company

5	Toyota Motor Corp.
Global auto manufacturer

6	Cendant Corp.
Global provider of consumer and business services

7	Citigroup Inc.
Global financial services company

8	Black & Decker Corp.
Global manufacturer of power tools and accessories

9	Johnson Controls, Inc.
Provider of automotive and control systems and facilities management services

10	Omnicom Group Inc.
Global advertising and marketing services company

*      The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index measures the performance of large-sized value-oriented companies with lower price-to-earnings ratios. The S&P 500 is a broad market-weighted index dominated by large cap stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

SEPTEMBER 30, 2005   ANNUAL REPORT

Schedule of Investments	September 30, 2005

Number of Shares		Cost	Market Value
	COMMON STOCKS—92.09%

	Auto & Transportation—5.13%
6,000	Toyota Motor Corp., ADR	$432,925	$554,220

	Consumer Discretionary & Services—44.48%
33,000	Accenture Ltd, Class A *	773,000	840,180
5,800	Black & Decker Corp.	509,791	476,122
6,300	Carnival Corp.	305,246	314,874
26,000	Cendant Corp.	566,107	536,640
18,600	Gap Inc.	316,793	324,198
29,100	Hewitt Associates, Inc., Class A *	788,480	793,848
5,400	Omnicom Group Inc.	435,150	451,602
19,000	Tribune Co.	672,821	643,910
9,800	Wal-Mart Stores, Inc.	432,518	429,436
		4,799,906	4,810,810
	Financial Services—18.52%
5,200	Ambac Financial Group, Inc.	362,605	374,712
10,700	Citigroup Inc.	493,162	487,064
14,800	H&R Block, Inc.	431,293	354,904
12,200	JPMorgan Chase & Co.	429,684	413,946
6,900	Morgan Stanley	365,419	372,186
		2,082,163	2,002,812
	Health Care—15.82%
7,900	Baxter International Inc.	292,379	314,973
10,800	Boston Scientific Corp. *	252,591	252,396
31,700	Pfizer Inc	853,361	791,549
16,700	Schering-Plough Corp.	328,847	351,535
		1,727,178	1,710,453
	Other—4.36%
7,600	Johnson Controls, Inc.	429,444	471,580

	Technology—3.78%
5,100	International Business Machines Corp.	392,863	409,122

	Total Common Stocks	9,864,479	9,958,997

Principal Amount		Cost	Market Value
	REPURCHASE AGREEMENT—6.53%

$706,510	State Street Bank and Trust Co., 3.00%, dated 9/30/2005, due 10/3/2005, repurchase price $706,687, (collateralized by U.S. Treasury Bond, 6.25%, due 8/15/2023)	706,510	706,510
	Total Investments–98.62%	$10,570,989	10,665,507
	Other Assets less Liabilities–1.38%		149,548
	NET ASSETS–100.00%		$10,815,055

*      Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

ADR - American Depositary Receipt representing foreign securities held by a domestic custodian bank.

The accompanying notes are an integral part of the financial statements.

ARIELMUTUALFUNDS.COM

Statement of Assets & Liabilities	September 30, 2005

Assets:

Investments in unaffiliated securities, at value (cost $9,864,479)	$9,958,997
Repurchase agreement, at value (cost $706,510)	706,510
Receivable for fund shares sold	124,310
Receivable for securities sold	355,074
Dividends and interest receivable	8,702
Prepaid and other assets	571
Total assets	11,154,164
Liabilities:
Payable for securities purchased	316,793
Accrued management fees	302
Accrued distribution fees	76
Other liabilities	21,938
Total liabilities	339,109
Net Assets	$10,815,055

Net Assets Consist of:
Paid-in capital	$10,614,331
Undistributed net investment income	16,664
Accumulated net realized gain on investment transactions	89,542
Net unrealized appreciation on investments	94,518
Total net assets	$10,815,055

Total net assets	$10,815,055
Shares outstanding (no par value)	1,057,119
Net asset value, offering and redemption price per share	$10.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations	Period ended September 30, 2005

June 30, 2005 (a) to
September 30, 2005
Investment Income:
Dividends (b)	$31,620
Interest	10,414
Total investment income	42,034

Expenses:
Management fees	19,027
Professional fees	18,000
Trustees’ fees and expenses	8,750
Distribution fees	6,342
Transfer agent fees and expenses	6,196
Federal and state registration fees	1,736
Custody fees and expenses	1,269
Printing and postage expenses	830
Miscellaneous expenses	2,598
Total expenses before reimbursements	64,748
Expense reimbursements	(33,036)
Net expenses	31,712
Net investment income	10,322
Realized and unrealized gain:
Net realized gain on investments	89,542
Change in net unrealized appreciation on investments	94,518
Net gain on investments	184,060
Net increase in net assets resulting from operations	$194,382

(a)   Commencement of operations.

(b)   Net of $304 in foreign tax withheld.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets	September 30, 2005

June 30, 2005 (a) to
September 30, 2005
Operations:
Net investment income	$10,322
Net realized gain on investments	89,542
Change in net unrealized appreciation on investments	94,518
Net increase in net assets from operations	194,382

Distributions to shareholders:
Net investment income	—
Capital gains	—
Total distributions	—

Share transactions:
Shares sold	10,620,673
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	—
Net increase from share transactions	10,620,673

Total increase in net assets	10,815,055

Net Assets:
Beginning of period	—
End of period	$10,815,055
Undistributed net investment income included in net assets at end of period	$16,664

Capital share transactions:
Shares sold	1,057,119
Shares reinvested	—
Shares redeemed	—
Net increase in shares outstanding	1,057,119

(a)   Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a share outstanding throughout the period

	June 30, 2005 (a) to
	September 30, 2005
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gains on investments	0.22
Total from investment operations	0.23
Distributions to shareholders:
Dividends from net investment income	—
Distributions from capital gains	—
Total distributions	—
Net asset value, end of period	$10.23
Total return	2.30	%(b)
Supplemental data and ratios:
Net assets, end of period, in thousands	$10,815
Ratio of expenses to average net assets, including waivers	1.25	%(c)
Ratio of expenses to average net assets, excluding waivers	2.55	%(c)
Ratio of net investment income to average net assets, including waivers	0.41	%(c)
Ratio of net investment loss to average net assets, excluding waivers	(0.89	)%(c)
Portfolio turnover rate	15	%(b)

(a)   Commencement of operations.

(b)   Not annualized.

(c)   Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to the Financial Statements	September 30, 2005

Note One Organization Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. Ariel Focus Fund (the “Fund”) is a non-diversified series of the Trust that seeks long-term capital appreciation. The Fund commenced operations on June 30, 2005.

Note Two Significant Accounting Policies The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Investment Valuation – Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price. Debt obligations having a maturity of 60 days or less are valued at amortized cost which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign Transactions – The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resulting exchange gains and losses are included in net realized gain (loss) on investments and foreign currency related transactions in the Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Repurchase Agreements – The Fund may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Federal Taxes – It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.

Expenses – The Fund contracts and is charged for those expenses that are directly attributable to the Fund. The expenses that are not directly attributable to one or more Funds (Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund) of the Trust are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Distributions to Shareholders – Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized capital gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. Reclassifications recorded in the net asset accounts at September 30, 2005 were as follows:

Paid-in-capital	$(6,342)
Undistributed net investment income	6,342
Accumulated net realized gain	—

Note Three Investment Transactions, Distributions and Federal Income Tax Matters

Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the period ended September 30, 2005 were $11,119,487 and $1,343,687, respectively.

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2005 were as follows:

Cost	$10,570,989

Unrealized appreciation	$349,880
Unrealized depreciation	(255,362)
Net unrealized appreciation	$94,518

There were no distributions paid during the period ended September 30, 2005.

The components of accumulated earnings at September 30, 2005 on a federal income tax basis were as follows:

Undistributed ordinary income	$106,206
Undistributed long-term capital gains	—
Tax accumulated earnings	106,206
Accumulated capital and other losses	—
Unrealized appreciation on investments	94,518
Total accumulated earnings	$200,724

Note Four Investment Advisory and Other Transactions with Related Parties

Ariel Capital Management, LLC (the “Adviser”) provides investment advisory and administrative services to the Fund under the Management Agreement. Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below.

Management fee

Average Daily Net Assets:

First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

The Adviser has contractually agreed to reimburse the Fund in order to limit the Fund’s total annual operating expenses to 1.25% of average daily net assets through the fiscal year ended September 30, 2006.

Ariel Distributors, Inc. is the Fund’s distributor and principal underwriter (the “Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Fund. Under the plan, 12b-1 distribution fees up to an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services. Distribution fee expense totaled $6,342 for the Fund during the period ended September 30, 2005. This amount was retained by the Distributor for its services.

Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Fund.

As of September 30, 2005, the majority of the shares of the Fund were owned by officers, employees, trustees and directors of the Trust and the Adviser.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
the Ariel Investment Trust:

We have audited the accompanying statement of assets and liabilities of the Ariel Focus Fund (the “Fund” within the Ariel Investment Trust), including the schedule of investments, as of September 30, 2005, and the related statement of operations, statement of changes in net assets and the financial highlights for the period June 30, 2005 (commencement of operations) to September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2005 and the related statements of operations, changes in net assets and the financial highlights for the period June 30, 2005 to September 30, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 11, 2005

Fund Expense Example	(Unaudited)

Example

As a shareholder of the Ariel Mutual Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Ariel Mutual Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in Ariel Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included, in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period. Actual expenses are based on the period June 30, 2005 to September 30, 2005. Hypothetical expenses are based on the period April 1, 2005 to September 30, 2005.

Actual Expenses

The first line of the table below for the Fund provides information about actual account values and actual expenses for the Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in the Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled, Expenses Paid During Period, to estimate the expenses you paid on your account during this period in Ariel Focus Fund.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Ariel Focus Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in Ariel Focus Fund. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Ending	Expenses	Annualized
	Beginning	Account Value	Paid During	Expense
Fund and Return	Account Value	September 30, 2005	Period*	Ratio*

Ariel Focus Fund
Actual *	$1,000.00	$1,023.00	$3.22	1.25%
Hypothetical (5% before expenses) **	$1,000.00	$1,018.80	$6.33	1.25%

*      Actual expenses are equal to the Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 93/365 to reflect the most recent fiscal period end since the Fund commenced operations June 30, 2005.

**   Hypothetical expenses are equal to the Fund’s annualized expense ratio indicated above multiplied by the average account value over the period commencing April 1, 2005, multiplied by 183/365 to reflect information had the Fund been in operation for the entire fiscal half year.

Important Supplemental Information	September 30, 2005 (Unaudited)

2005 Tax Information

To the extent the Fund makes distributions during 2005, the Fund intends to designate the maximum amount of qualified dividend income allowed and such information would be reported on Forms 1099-DIV sent to shareholders in January 2006.

Proxy Voting Policies, Procedures, and Record

Both a description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are available upon request by calling us at 1-800-292-7435. Such information for the Ariel Mutual Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q (commencing with the quarter ended December 31, 2005 due to the Fund’s inception date of June 30, 2005) which are available on the SEC’s web site at www.sec.gov. Additionally, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 1-800-SEC-0330.

Approval of the Management Agreement

Ariel Investment Trust is an open-end management investment company organized as a serial Massachusetts business trust (the “Trust”).  Ariel Focus Fund (the “Fund”) is a non-diversified series of the Trust. Ariel Capital Management, LLC (the “Adviser”) acts as investment adviser and fund administrator under a management agreement with the Trust (the “Management Agreement”).

The Trust’s Board of Trustees (the “Board” or “Trustees”) is scheduled to meet four times a year. The Trustees, including those Trustees who were not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), believe that matters bearing on the Management Agreement are considered at most, if not all, of their meetings. The Independent Trustees are advised by independent legal counsel (“Independent Counsel”) selected by the Independent Trustees.

In May 2005, the Trustees, including a majority of the Independent Trustees voting in person, approved an addendum to the existing Management Agreement for Ariel Focus Fund. At their May 17, 2005 Board of Trustees meeting, the Board, including the Independent Trustees, evaluated the following principal factors: (a) the fairness and reasonableness of the proposed management fee payable to the Adviser under the Management Agreement in light of the investment advisory services to be provided, the costs of those services, the anticipated profitability of the Adviser’s relationship with Ariel Focus Fund, the rate of fees to be paid compared to fees paid by other comparable investment companies, and the potential to achieve economies of scale available through the advisory fee breakpoints; (b) the expected nature, quality and extent of the investment advisory services to be provided by the Adviser; (c) the Adviser’s commitment to the management of Ariel Focus Fund and maintenance of a broad-based family of funds; and (d) the portfolio management process, personnel, systems, operations and financial condition of the Adviser.

The Trustees reviewed and discussed written materials prepared by the Adviser including comparative data from Lipper Analytical Services with respect to the fees charged by, and the performance of, comparable funds; a preliminary peer group expense analysis; the Adviser’s financial statements; and the biographies of the portfolio managers. The Trustees noted that they were satisfied with the information presented. The Trustees also made note of the Adviser’s agreement to cap Ariel Focus Fund’s total annual expenses at 1.25% of average net assets until at least September 30, 2006. They discussed with management the stock-picking experience of the proposed portfolio managers of Ariel Focus Fund. The Adviser represented that at least some of the portfolio companies in Ariel Focus Fund would be the same as, or very similar to, companies in Ariel Appreciation Fund, which the Adviser believed had excellent long-term investment performance.

The Trustees discussed their findings regarding the organizational structure, personnel, financial condition and investment capabilities of the Adviser. It was noted that the terms of the Management Agreement had not been amended. The Trustees then reviewed the nature and quality of the investment advisory and administration services to be provided under the Management Agreement in relation to the fees. The Adviser reported to the Trustees that its personnel were sufficiently experienced and qualified to provide investment advisory services for Ariel Focus Fund. The Adviser also noted the “A” rating for corporate governance that the Adviser and the existing Ariel Mutual Funds recently received from Morningstar. The Trustees conveyed their view that the Adviser’s anticipated profitability regarding its relationship with Ariel Focus Fund fell within a reasonable range, and that the Fund was not expected to be profitable to the Adviser at least for the first year of operations.

The Trustees noted that, under the Management Agreement governing all existing Ariel Mutual Funds, including Ariel Focus Fund, the Adviser provides or pays for fund administration and fund accounting services, while fund accounting and fund administration services are frequently provided under separate agreements. Also, shareholder servicing needs and compliance with fund industry regulation far exceed those required on the separate account side of the business. It was noted that the Adviser would pay for some of the costs associated with marketing Ariel Focus Fund, such as web site costs, advertising, sponsorships and shareholder forums.

The Board then considered quantitative, qualitative, and statistical information it deemed reasonably appropriate to evaluate the terms of the Management Agreement, including, where applicable, (i) a description of the Adviser’s brokerage and portfolio transactions; (ii) a summary of the total expense ratio and management fee of Ariel Focus Fund and comparable funds; (iii) the financial statements of the Adviser; (iv) fall-out benefits to the Adviser from its relationship with Ariel Focus Fund; (v) the Adviser’s Form ADV; (vi) information regarding the levels of experience, turnover rates, and methodology for compensating the Adviser’s portfolio managers; and (vii) a description of internal compliance policies. The Trustees discussed this information in detail with the Adviser’s officers and Independent Counsel. The Trustees considered the nature, extent and quality of the services provided by the Adviser for investment advisory and administrative services provided under the Agreement in relation to the fees. The Trustees noted that the breakpoints in the advisory fee schedule should cause a sharing of economies of scale between the Adviser and Ariel Focus Fund and its shareholders as the Fund’s assets increased.

After discussing the meeting materials, the Board further noted that (i) the Adviser and its personnel were sufficiently experienced and qualified to provide investment advisory services for Ariel Focus Fund; (ii) the Fund’s advisory fee and anticipated expense ratio seemed reasonable compared to those of other funds with similar investment objectives and of comparable asset size; and (iii) the Adviser had agreed to cap Ariel Focus Fund’s total expenses for a period of time.

Board of Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Bert N. Mitchell, CPA 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 67	Independent Chairman of the Board of Trustees, Chairman of Executive Committee, Member of Management Contracts Committee	Indefinite, until successor elected Served as a Trustee since 1986 and Independent Chairman since 1995	Chairman and CEO Mitchell & Titus, LLP (certified public accounting firm) since 1974	BJ’s Wholesale Club, Inc., SEEDCO (Structured Employment Economic Development Corporation)

Mario L. Baeza, Esq. 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 54	Trustee, Member of Management Contracts and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1995

Chairman and CEO, The Baeza Group, LLC and Baeza & Co., LLC (Hispanic-owned investment firms) since 1995; Chairman, TCW/Latin, America Partners, LLC (private equity capital firm) since 1996 (CEO 1996-2003)

Air Products and Chemicals, Inc., Tommy Hilfiger Corp., Urban America LLC, Channel Thirteen/WNET, Hispanic Federation Inc., Americas for the United Nations Population Fund, NYC Latin Media and Entertainment Commission, Upper Manhattan Empowerment Zone

James W. Compton 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 67	Trustee, Chairman of Governance Committee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 1997	President and CEO, Chicago Urban League (non-profit, civil rights and community- based organization) since 1978	Seaway National Bank of Chicago, The Field Museum, DePaul University, The Big Shoulders Fund

William C. Dietrich 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 56	Trustee, Chairman of Audit Committee, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986

Co-Executive Director, Shalem Institute for Spiritual Formation, Inc. (ecumenical educational institute), since 2001; Independent financial consultant, 2000 to 2001; Director of Finance & Administration, Streamline.com, Inc.—Washington Division and Vice President, Division Controller, Streamline Mid - Atlantic,Inc. (computerized shopping service), 1997 to 2000

Royce N. Flippin, Jr. 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 71	Trustee, Member of Management Contracts and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1986	President of Flippin Associates (consulting firm) since 1992	EVCI Career Colleges Holding Corp., TerraCycle, Inc., Princeton Club of New York

Note: Number of portfolios in complex overseen by all Trustees is three.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John G. Guffey, Jr. 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 57	Trustee, Chairman of Management Contracts Committee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 1986	President, Aurora Press, Inc.(publisher of trade paperback books) since 2003; Treasurer and Director, Silby, Guffey and Co., Inc. (venture capital firm)1988 to 2003	Calvert Social Investment Foundation, Calvert Group of Funds, except for Calvert Variable Series and Calvert Impact Fund

Mellody L. Hobson 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 36	Trustee and President, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since1993	President, Ariel Capital Management, LLC since 2000; Senior Vice President and Director of Marketing, 1994 to 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Princeton University

Christopher G. Kennedy 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 42	Trustee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 1995	President, Merchandise Mart Properties, Inc. (real estate management firm) since 2000; Executive Officer, Vornado Realty Trust (publicly traded real estate investment trust) since 2000	Interface Inc., Rehabilitation Institute of Chicago, Greater Chicago Food Depository, Catholic Theological Union

Merrillyn J. Kosier 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 45	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003	Executive Vice President and Director of Mutual Fund Marketing and Investor Services, Ariel Capital Management, LLC since 1999	Loyola University Chicago Advisory Board, Mutual Fund Education Alliance

John W. Rogers, Jr. 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 47	Trustee	Indefinite, until successor elected Served as a Trustee 1986-1993 and since 2000	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Capital Management, LLC; Portfolio Manager, Ariel Fund and Ariel Appreciation Fund	Aon Corporation, Bally Total Fitness Holding Corp., Exelon Corporation, McDonald’s Corporation, Chicago Urban League, John S. and James L. Knight Foundation

Note: Number of portfolios in complex overseen by all Trustees is three.

Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer

Tom Herman, CPA 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 43	Treasurer and Chief Financial Officer	Indefinite, until successor elected Served as Treasurer and Chief Financial Officer since 2005	Senior Vice President, Finance, Ariel Capital Management, LLC, since 2005; Vice President, Controller, 2004 to 2005; Regional Financial Manager, Otis Elevator Company, 1999 to 2004

Mellody L. Hobson 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 36	Trustee and President	Indefinite, until successor elected Served as a Trustee since 1993 and President since 2002	President, Ariel Capital Management, LLC since 2000; Senior Vice President and Director of Marketing, 1994 to 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Princeton University

Merrillyn J. Kosier 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 45	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President and Director of Mutual Fund Marketing and Investor Services, Ariel Capital Management, LLC since 1999	Loyola University Chicago Advisory Board, Mutual Fund Education Alliance

Erik D. Ojala 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 30	Vice President and Secretary	Indefinite, until successor elected Served as Vice President since 2003; Secretary since 2004

Vice President, Assistant General Counsel, Ariel Capital Management, LLC since 2003 (Compliance Officer, Ariel Capital Management, LLC, 2003 to 2004); Attorney, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor thereto, 2000 to 2003

Auxiliary Board of Directors, Midtown Educational Foundation

Sheldon R. Stein 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 76	Vice President	Indefinite, until successor elected Served as Vice President since 2002

Vice President, General Counsel, Ariel Capital Management, LLC since 2001; Of Counsel, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor there- to, since 2001; Member, D’Ancona & Pflaum, LLC, 1974 to 2001

Anita M. Zagrodnik 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 45	Vice President, Chief Compliance Officer, Assistant Secretary and Assistant Treasurer	Indefinite, until successor elected Served as Vice President, Assistant Secretary and Assistant Treasurer since 2003; Chief Compliance Officer since 2004	Vice President, Fund Administration, Ariel Capital Management, LLC since 2003; Principal, ideassociates, LLC (financial services consulting firm), 1999 to 2003

Note: Number of portfolios in complex overseen by all Officers is three.

The Ariel Mutual Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800-292-7435 or logging on to our web site at arielmutualfunds.com.

Slow and Steady Wins the Race

Ariel Investment Trust P.O. Box 219121 Kansas City, Missouri 64121-9121 800-292-7435 arielmutualfunds.com	FOCUS 11/05

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.  A copy of the code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, the code of ethics was amended to include a new series of the registrant and update the principal financial officer for the registrant.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy and (3) John G. Guffey, Jr.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees.  The aggregate Audit Fees of KPMG LLP (“KPMG”) for professional services rendered for the audit of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for Ariel Focus Fund for the fiscal year ended September 30, 2005 were $7,500.  No services were performed prior to this period as Ariel Focus Fund had an inception date of June 30, 2005.

(b) Audit-Related Fees.  The aggregate Audit-Related Fees of KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of Ariel Focus Fund’s financial statements, but not reported as Audit Fees for the fiscal year ended September 30, 2005 were $0.  No services were performed prior to this period as Ariel Focus Fund had an inception date of June 30, 2005.

(c) Tax Fees.  The aggregate Tax Fees of KPMG for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for Ariel Focus Fund for the fiscal year ended September 30, 2005 were $3,000.  No services were performed prior to this period as Ariel Focus Fund had an inception date of June 30, 2005.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

(d) All Other Fees.  The aggregate Other Fees of KPMG for all other non-audit services rendered to Ariel Focus Fund for the fiscal year ended September 30, 2005 were $0.  No services were performed prior to this period as Ariel Focus Fund had an inception date of June 30, 2005.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) KPMG did not provide any services to the investment adviser or any affiliate for the fiscal years ended September 30, 2005 and September 30, 2004.  Ariel Focus Fund has not paid any fees for non-audit services not previously disclosed in Items 4 (b)-(d).

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1) Code of Ethics – Not applicable.  Item 2 requirements satisfied through alternative means.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Name: Mellody L. Hobson
Title: President and Principal Executive Officer

Date:	November 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Name: Mellody L. Hobson
Title: President and Principal Executive Officer

Date:	November 18, 2005

By:	/s/ Thomas Herman
Name: Thomas Herman
Title: Vice President and Principal Financial Officer

Date:	November 18, 2005